                                                             Exhibit 10.8.2





                           AMENDMENT NUMBER 1 TO


                             CREDIT AGREEMENT



                               by and among



                 NRG GENERATING (NEWARK) COGENERATION INC.


                                    and


                 NRG GENERATING (PARLIN) COGENERATION INC.





  CREDIT SUISSE, GREENWICH FUNDING CORPORATION AND ANY PURCHASING LENDER
                                as Lender,



                                    and



                               CREDIT SUISSE
                                 as Agent



                         Dated as of June 28, 1996

                  AMENDMENT NUMBER 1 TO CREDIT AGREEMENT


          This AMENDMENT NUMBER 1 TO CREDIT AGREEMENT, dated as of June 28, 1996 ("Amendment"), is made by and among (i) NRG Generating (Newark) Cogeneration Inc., a Delaware corporation, and NRG Generating (Parlin) Cogeneration Inc., a Delaware corporation, (ii) CREDIT SUISSE, GREENWICH FUNDING CORPORATION, a Delaware corporation, and each Purchasing Lender (each, a "Lender" and collectively, the "Lenders"), and (iii) CREDIT SUISSE, as agent for the Lenders ("Agent").

                           W I T N E S S E T H :


          WHEREAS, the parties hereto have entered into the Credit Agreement dated as of May 17, 1996 (the "Credit Agreement"); and

          WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects on the terms and conditions set forth in this Amendment.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

          1. Definitions. For purposes of this Amendment, the terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in Exhibit X to the Credit Agreement.

          2.  Amendment to the Credit Agreement.

          (a) Section 5.40 of the Credit Agreement is hereby amended by deleting the phrase "earlier to occur of (a) the Additional Funding Date and (b) the Initial Maturity Date," in such section and inserting in its place, "date occurring thirty days after the Additional Funding Date,".

          (b) Section 2.8(b)(ii) of the Credit Agreement is hereby amended by inserting after the phrase "Newark Power Purchase Agreement", in each place such phrase occurs, the phrase "or the Parlin Power Purchase Agreement".

          3.  Amendment to Exhibit X and Schedule 4.3B to the Credit
Agreement.

          (a) The definition of "Base Rate Margin" is hereby amended by inserting after the phrase "1.000% per annum" in such definition the following phrase: ";provided, however, that if on any Calculation Delivery Date the Debt Service Coverage Ratio exceeds 1.40, then for the quarterly period ending on the Repayment Date immediately preceding such Calculation Delivery Date, the Base Rate Margin shall be the percentage specified in clause (i), (ii) or (iii) above, as applicable, minus 0.125%".

          (b) The definition of "LIBOR Margin" is hereby amended by inserting after the phrase "1.75% per annum" in such definition the following phrase: ";provided, however, that if on any Calculation Delivery Date the Debt Service Coverage Ratio exceeds 1.40, then for the quarterly period ending on the Repayment Date immediately preceding such Calculation Delivery Date, the Base Rate Margin shall be the percentage specified in clause (i), (ii) or (iii) above, as applicable, minus 0.125%".

          (c) The definition of "Maturity Date" is hereby amended by deleting the phrase "the date which is 15 years after the Initial Funding Date" in such definition and inserting in its place "June 30, 2011".

          (d) Schedule 4.3B to the Credit Agreement is hereby deleted as of the Additional Funding Date and is replaced as of the Additional Funding Date with a new Schedule 4.3B attached hereto as Annex A.

          4. Governing Law. This Amendment is a contract made under the laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the laws of such State without regard to the conflict of law rules thereof.

          5. Effectiveness of Credit Agreement. Except as expressly provided in this Amendment, the Credit Agreement shall continue and remain in full force and effect in all respects.

          6. Counterparts;. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              CREDIT SUISSE, as Agent and Lender


                              By:  /s/    Louis Iaconetti
                                   Name:  Louis D. Iaconetti
                                   Title: Associate

                              By:  /s/    Steven Dowe
                                   Name:  Steven Dowe
                                   Title: Associate



                              NRG GENERATING (NEWARK) COGENERATION INC.


                              By:  /s/    Leonard Bluhm
                                   Name:  Leonard A. Bluhm
                                   Title: President



                              NRG GENERATING (PARLIN) COGENERATION INC.


                              By:  /s/    Leonard Bluhm
                                   Name:  Leonard A. Bluhm
                                   Title: President

                              GREENWICH FUNDING CORPORATION, as Lender


                              By:  Credit Suisse, New York   Branch, as
                                     Attorney-In-Fact



                              By: /s/    Carin Okita
                                  Name:  Carin L. Okita
                                  Title: Associate



                              By: /s/    Thomas Meier
                                  Name:  Thomas Meier
                                  Title: Associate